UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

February 28, 2011

Annual

Report

Western Asset

Emerging Markets

Debt Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Emerging Markets Debt Portfolio

Fund objective

The Fund seeks to maximize total return.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Portfolio for the twelve-month reporting period ended February 28, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com /individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

Beginning March 31, 2011, Western Asset Emerging Markets Debt Portfolio typically pays dividends from income quarterly. Annual distributions of capital gains are made at the end of the year in which the gain is realized, or the beginning of the next year. The Fund may pay additional distributions and dividends at other times if necessary to avoid a federal tax.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 25, 2011

Western Asset Emerging Markets Debt Portfolio	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the twelve months ended February 28, 2011. During the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The economy then expanded 3.1% during the fourth quarter.

Turning to the job market, the unemployment rate moved lower during the last three months of the reporting period, though it remained elevated. The unemployment rate fell to 9.4% in December 2010 and 9.0% in January 2011. It then dipped to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in February 2011 that approximately 13.7 million Americans looking for work have yet to find a job, and almost 44% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board

(“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined 9.6% in February and the inventory of unsold homes was an 8.6 month supply at the current sales level, versus a 7.5 month supply in January. In addition, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $156,100 in February 2011, down 5.2% from February 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown nineteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4.

IV	Western Asset Emerging Markets Debt Portfolio

Investment commentary (cont’d)

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. Given the headwinds associated with the sovereign debt crisis, GDP growth in the Eurozone was a modest 1.7% in 2010. Japan’s economy performed better, as it expanded 3.9% in 2010. In contrast, many emerging market countries experienced very strong economic growth. China’s economy expanded 10.3% in 2010 and the IMF projected that India’s economy grew 9.7% in 2010.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first two months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again in mid-November and mid-February 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Fed took further actions to spur the economy. At its

August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in March 2011, the Fed said it “will maintain the target range for the federal funds rateiv at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A

Western Asset Emerging Markets Debt Portfolio	V

similar stance was taken by the Bank of England, as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

Nearly every spread sector (non-Treasury) outperformed equal-durationv Treasuries during most of the first two months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. The spread sectors then took a step backward toward the end of April and during the month of May due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, due to expectations for additional quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as the European sovereign debt crisis again took center stage. While several spread sectors regained their footing during much of the last three months of the reporting period, others remained weak given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, and geopolitical unrest in Egypt and Libya.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended February 28, 2011. When the period began, two- and ten-year Treasury yields were 0.81% and 3.61%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. However, yields declined again beginning in mid-February as there was another “flight to quality” due to the conflict in Libya. When the period ended on February 28, 2011, two-year Treasury yields were 0.69% and ten-year Treasury yields were 3.42%. For the twelve months ended February 28, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 4.93%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vii returned 2.93% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 17.34% for the twelve months ended February 28, 2011.

Emerging market debt posted solid results for the twelve months ended February 28, 2011. The asset class posted positive returns during seven of the first eight months of the reporting period. This was the result of strong economic growth in many emerging market countries, solid

VI	Western Asset Emerging Markets Debt Portfolio

Investment commentary (cont’d)

domestic demand and overall robust investor demand. However, a portion of these gains was given back as the asset class posted negative returns during three of the last four months of the period. During that time, emerging market debt prices were negatively impacted by concerns over China’s ability to orchestrate a “soft landing” for its economy, as well as increased geopolitical unrest in the Middle East and Libya. All told, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 9.79% over the twelve months ended February 28, 2011.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 25, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The Fund may invest without limit in high-yield debt securities and related investments rated below investment grade, or, if unrated, determined by the managers to be of comparable credit quality. The Fund may invest up to 50% of its assets in non-U.S. dollar-denominated fixed-income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt, such as participations in loans between governments and financial institutions. The portfolio managers invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i or are categorized by the World Bank in its annual categorization of national incomes as low- or middle-income. Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives.

The managers believe attractive risk-adjusted returns on investments in emerging markets debt can be achieved through superior country selection driven by fundamental analysis, rigorous analysis of specific sectors and securities in each country and a focus on managing risk through active management.

The managers actively manage the portfolio which invests in various government and corporate issuers of emerging market countries. To do this, the managers assimilate the top-down global economic views of Western Asset Management Company (“Western Asset”), the Fund’s subadviser, with analysts’ fundamental views on the investment opportunity set within each emerging market country, as well as relative value opportunities that may exist across countries, sectors or regions. This is done in an effort to build and maintain a portfolio that generates superior risk-adjusted returns. In allocating among different countries, the following are some of the factors the managers consider: currency, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, fiscal policies, political outlook and tax environment. The managers then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the level of credit, interest rate, liquidity, or other risks assumed through the purchase of such a security. The managers engage in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended February 28, 2011, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through

2	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Fund overview (cont’d)

mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

While the spread sectors rallied during most of the reporting period, there were several notable exceptions when investor risk aversion increased. A “flight to quality” began in late April 2010, triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed in June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the U.S. financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion returned briefly in November when fears regarding the European debt crisis re-emerged. While investor sentiment improved in December given expectations for strengthening economic conditions in 2011, there was another flight to quality in mid-February. This occurred against a backdrop of increased unrest in Libya and sharply rising oil prices. All told, the Barclays Capital U.S. Aggregate Indexiii returned 4.93% for the twelve months ended February 28, 2011.

Despite periods of increased volatility, the emerging market debt asset class generated solid results during the reporting period. Over the twelve months ended February 28, 2011, the EMBI Global returned 9.79%. The EMBI Global posted positive returns during seven of the first eight months covered by this report. The only setback during that period occurred in May, amid a flight to quality triggered by the European sovereign debt crisis. As a whole, emerging market countries continued to experience robust economic growth, outpacing their developed country counterparts. Rising commodity and oil prices also supported many emerging market countries, as did generally solid demand for emerging market debt from investors seeking incremental yield in the low interest rate environment.

A portion of the EMBI Global’s earlier gains were given back from November 2010 through January 2011. Rising U.S. Treasury yields caused many bond sectors, including emerging market debt, to post negative total returns during November and December. Exacerbating this situation was a re-emergence of the sovereign debt crisis as it spread to Ireland. There were also concerns as to whether China would be able to rein in inflation and its overheated property market. In addition to China, a number of other emerging market countries raised interest rates and implemented other measures late in 2010 to manage the large amounts of capital inflows into their countries. Emerging market debt prices stabilized somewhat in December, given signs of improving economic conditions in the developed countries. However, a variety of risks, including food price inflation and geopolitical issues, led to further weakness for the asset class in January 2011, as investors took a more cautious stance. The EMBI Global then partially regained its footing in February, as investor risk appetite increased.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced the Fund’s cash position as we identified a number of compelling

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	3

opportunities in the emerging market debt marketplace. We increased the Fund’s local currency allocation given our belief that there was the potential for further appreciation. We also increased the Fund’s sovereign exposure, most notably in Argentina, Mexico and Indonesia, as well as added a number of what we believed were attractively valued corporate issues. Given their strong performance, we pared the portfolio’s overweights to Brazil and Russia and moved to more neutral exposures versus the EMBI Global.

The Fund utilized U.S. Treasury futures to manage our yield curveiv exposure. Forward foreign currency contracts were employed to gain exposure to local currencies. Brazil local interest rate swaps were used to increase the Fund’s exposure to the country. Overall, the use of these derivative instruments contributed to performance during the twelve-month reporting period.

Performance review

For the twelve months ended February 28, 2011, Class I shares of Western Asset Emerging Markets Debt Portfolio returned 11.00%. The Fund’s unmanaged benchmark, the EMBI Global, returned 9.79% for the same period. The Lipper Emerging Markets Debt Funds Category Average1 returned 11.10% over the same time frame.

Performance Snapshot as of February 28, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Emerging Markets Debt Portfolio:
Class A	0.91%	10.67%
Class C	N/A	N/A
Class I	0.97%	11.00%
JPMorgan Emerging Markets Bond Index Global	-0.45%	9.79%
Lipper Emerging Markets Debt Funds Category Average[1]	2.04%	11.10%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 113 funds for the six-month period and among the 96 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Fund overview (cont’d)

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance of Class C shares is not shown because this share class commenced operations on September 2, 2010.

The 30-Day SEC Yields for the period ended February 28, 2011 for Class A, Class C and Class I shares were 4.89%, 4.69% and 5.45%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, Class C and Class I shares would have been 4.59%, 4.62% and 5.28%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated June 28, 2010, the gross total operating expense ratios for Class A, Class C and Class I shares were 1.56%, 2.65% and 1.95%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.25% for Class A shares, 1.70% for Class C shares and 0.95% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight exposure to emerging market corporate bonds. Wide spreads between corporates and sovereigns narrowed during the period given improving global economic conditions, better-than-expected corporate profits and rising commodity prices. In particular, our overweights to Brazilian cable operator NET Servicos de Comunicacao SA and industrial company Rearden G Holdings EINS GmbH (a wholly-owned subsidiary of Magnesita SA), Indonesian telecommunications firm Indosat Palapa Co. BV, and Mexican diversified telecommunication services company Axtel SAB de CV were rewarded as they outperformed the benchmark.

An overweight to emerging market local currency bonds also enhanced the Fund’s results. Our overweights to Brazil and Indonesia were especially beneficial given the strong rallies in their local currencies and solid local market results.

Finally, overweights to Argentina’s and Venezuela’s sovereign debt were meaningful contributors. During the reporting period, Argentina announced details on a debt swap to settle claims associated with its 2001 default. This caused Argentina’s existing outstanding debt to rally as it was felt that the country would regain access to developed world capital markets. During the second half of the period, Argentina issued new debt, which was well received by the market. While political and economic concerns remain a factor in Venezuela, Venezuela’s debt performed well due to rising oil prices and expectations that the country has the ability and willingness to pay its debt.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s lack of exposure to the Philippines, as it outperformed the overall benchmark. Our lack of exposure to smaller, and less liquid, countries such as the Ukraine, Jamaica and Belize was also not rewarded. These

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	5

countries performed well with their valuations increasing during the reporting period.

Elsewhere, several individual corporate holdings detracted from results. In particular, our overweight positions in Chilean financial services company Banco del Estado de Chile and Indian energy and materials company Reliance Holdings USA Inc. performed poorly and were drags on the Fund’s results.

Thank you for your investment in Western Asset Emerging Markets Debt Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 15, 2011

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in high-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of February 28, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 18 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2011 and February 28, 2010 and does not include derivatives such as, futures contracts, swaps and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2010 and held for the six months ended February 28, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
Class A	0.91%	$1,000.00	$1,009.10	1.25%	$6.23	Class A	5.00%	$1,000.00	$1,018.60	1.25%	$6.26
Class C5	0.41	1,000.00	1,004.10	1.70	8.35	Class C	5.00	1,000.00	1,016.36	1.70	8.50
Class I	0.97	1,000.00	1,009.70	0.95	4.73	Class I	5.00	1,000.00	1,020.08	0.95	4.76

[1]	For the six months ended February 28, 2011, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. In the absense of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) for Class A and Class I shares and (179) for Class C shares, then divided by 365.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[5]	For the period September 2, 2010 (inception date) through February 28, 2011.

8	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C		Class I
Twelve Months Ended 2/28/11	10.67%	N/A		11.00%
Five Years Ended 2/28/11	N/A	N/A		8.02
Ten Years Ended 2/28/11	N/A	N/A		12.03
Inception* through 2/28/11	9.22	0.41	%†	11.63

With sales charges[2]	Class A	Class C		Class I
Twelve Months Ended 2/28/11	5.94%	N/A		11.00%
Five Years Ended 2/28/11	N/A	N/A		8.02
Ten Years Ended 2/28/11	N/A	N/A		12.03
Inception* through 2/28/11	5.08	-0.57	%†	11.63

Cumulative total return
Without sales charges[1]
Class A (Inception date of 1/13/10 through 2/28/11)	10.44%
Class C (Inception date of 9/2/10 through 2/28/11)	0.41	†
Class I (2/28/01 through 2/28/11)	211.37

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C and I shares are January 13, 2010, September 2, 2010 and October 17, 1996, respectively.

†	Not annualized.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Emerging Markets Debt Portfolio vs. JPMorgan Emerging Markets Bond Index Global† — February 2001 - February 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Emerging Markets Debt Portfolio on February 28, 2001, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2011. The hypothetical illustration also assumes a $1,000,000 investment in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”). The EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Spread duration (unaudited)

Economic exposure — February 28, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
JPM EMBI Global	—JPMorgan Emerging Markets Bond Index Global
Non-$	— Non U.S. Dollar
WA EM Debt	— Western Asset Emerging Markets Debt Portfolio

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — February 28, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
JPM EMBI Global	—JPMorgan Emerging Markets Bond Index Global
Non-$	— Non U.S. Dollar
WA EM Debt	— Western Asset Emerging Markets Debt Portfolio

12	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Schedule of investments

February 28, 2011

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 53.4%
Argentina — 4.8%
Republic of Argentina	7.820%	12/31/33	191,637	EUR	$191,725	(a)
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,235,904		1,069,057
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	580,623	EUR	106,163	(a)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	174,522	ARS	6,736	(a)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	5,000		765	(a)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	168,000		173,502
Republic of Argentina, Senior Bonds	7.000%	10/3/15	575,000		546,250
Republic of Argentina, Senior Bonds	2.260%	12/31/38	97,024	EUR	47,865
Republic of Argentina, Senior Notes	8.750%	6/2/17	907,758		919,105
Total Argentina					3,061,168
Brazil — 4.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	799,000	BRL	450,675
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,295,000	BRL	1,245,108
Federative Republic of Brazil	7.125%	1/20/37	195,000		231,075
Federative Republic of Brazil	11.000%	8/17/40	420,000		567,000
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	155,556		183,167
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	320,000		326,400
Total Brazil					3,003,425
Chile — 0.4%
Republic of Chile, Senior Notes	3.875%	8/5/20	260,000		253,890
Colombia — 4.3%
Republic of Colombia	7.375%	9/18/37	402,000		476,370
Republic of Colombia, Senior Bonds	6.125%	1/18/41	820,000		834,350
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,180,000		1,416,000
Total Colombia					2,726,720
Hungary — 0.7%
Republic of Hungary, Senior Notes	6.250%	1/29/20	430,000		442,559
Indonesia — 3.2%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	470,000		535,800	(b)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	650,000		699,563	(b)
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	1,528,000,000	IDR	179,004
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	540,000		586,187	(b)
Total Indonesia					2,000,554

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	13

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Malaysia — 0.8%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,450,000	MYR	$482,960
Mexico — 3.9%
Mexican Bonos, Bonds	8.000%	6/11/20	12,206,500	MXN	1,050,523
United Mexican States	8.125%	12/30/19	100,000		129,000
United Mexican States, Bonds	10.000%	12/5/24	2,250,000	MXN	222,353
United Mexican States, Medium-Term Notes	6.050%	1/11/40	140,000		143,500
United Mexican States, Senior Notes	5.950%	3/19/19	415,000		462,102
United Mexican States, Senior Notes	5.125%	1/15/20	450,000		473,625
Total Mexico					2,481,103
Panama — 1.9%
Republic of Panama	7.250%	3/15/15	179,000		208,714
Republic of Panama	9.375%	4/1/29	177,000		248,685
Republic of Panama	6.700%	1/26/36	700,000		773,500
Total Panama					1,230,899
Peru — 3.8%
Republic of Peru	8.750%	11/21/33	917,000		1,242,535
Republic of Peru, Bonds	7.840%	8/12/20	1,156,000	PEN	469,634
Republic of Peru, Bonds	6.550%	3/14/37	208,000		229,840
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000		181,875
Republic of Peru, Senior Notes	7.125%	3/30/19	245,000		292,163
Total Peru					2,416,047
Poland — 1.8%
Republic of Poland, Bonds	5.500%	4/25/15	2,490,000	PLN	862,399
Republic of Poland, Senior Notes	6.375%	7/15/19	270,000		301,589
Total Poland					1,163,988
Qatar — 0.4%
State of Qatar, Senior Notes	4.000%	1/20/15	230,000		236,900	(b)
Russia — 7.2%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	130,000		134,232	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	129,000		133,360	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	3,680,240		4,265,398	(b)
Total Russia					4,532,990
Turkey — 7.9%
Republic of Turkey, Notes	6.750%	5/30/40	1,110,000		1,115,550
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,860,000		1,860,000
Republic of Turkey, Senior Notes	7.500%	7/14/17	460,000		527,850

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — continued
Republic of Turkey, Senior Notes	7.500%	11/7/19	250,000	$286,875
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,147,000	1,178,543
Total Turkey				4,968,818
Venezuela — 7.6%
Bolivarian Republic of Venezuela	5.750%	2/26/16	4,006,000	2,894,335	(b)
Bolivarian Republic of Venezuela, Collective Action Securities	1.303%	4/20/11	186,000	185,070	(a)(b)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	73,000	49,093
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,560,000	1,124,760
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	820,000	548,170	(b)
Total Venezuela				4,801,428
Total Sovereign Bonds (Cost — $33,784,304)				33,803,449
Corporate Bonds & Notes — 40.1%
Consumer Discretionary — 3.0%
Media — 3.0%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,040,000	1,111,592
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	300,000	334,209
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	410,000	477,650
Total Consumer Discretionary				1,923,451
Energy — 17.1%
Oil, Gas & Consumable Fuels — 17.1%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	516,824	546,144	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	500,000	581,250
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	400,000	443,500	(b)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	320,000	354,016	(b)
KazMunaiGaz Finance Sub BV, Senior Notes	11.750%	1/23/15	100,000	125,375	(b)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	130,000	157,625	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	330,000	348,975	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	330,000	339,075	(b)
Mubadala Development Co., Senior Secured Bonds	5.888%	6/15/19	92,290	97,526	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	400,000	415,000	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	217,000	232,190	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	190,000	203,300	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	708,000	709,327
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	100,000	101,472
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	535,000	556,566
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	200,000	205,669

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	15

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000	$190,800
Petroleos Mexicanos, Senior Notes	6.000%	3/5/20	350,000	367,500
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,050,000	1,055,250
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	300,000	367,500	(b)
Petronas Capital Ltd.	5.250%	8/12/19	890,000	951,642	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	550,000	589,293	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	500,000	563,524	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	250,000	237,135	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	250,000	278,750	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000	111,625	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	600,000	683,280	(b)
Total Energy				10,813,309
Financials — 0.8%
Commercial Banks — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	100,000	93,872	(b)
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	50,000	50,320	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	200,000	198,915	(a)(b)
Total Commercial Banks				343,107
Diversified Financial Services — 0.3%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	160,000	154,094	(b)
Total Financials				497,201
Industrials — 1.5%
Building Products — 0.8%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	179,000	199,809	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	300,000	318,000	(b)
Total Building Products				517,809
Construction & Engineering — 0.7%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	200,000	217,000	(b)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	200,000	217,000	(b)
Total Construction & Engineering				434,000
Total Industrials				951,809
Materials — 7.6%
Containers & Packaging — 0.6%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	380,000	368,030	(b)
Metals & Mining — 5.6%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	110,000	104,296	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	200,000	212,500	(b)

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000	$106,250	(b)
Evraz Group SA, Notes	8.875%	4/24/13	420,000	459,900	(b)
Evraz Group SA, Notes	8.250%	11/10/15	100,000	109,150	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	61,911
Southern Copper Corp., Senior Notes	6.750%	4/16/40	210,000	219,287
Vale Overseas Ltd., Notes	8.250%	1/17/34	318,000	389,713
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,116,000	1,201,327
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	200,000	213,500	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000	149,800	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	300,000	331,860	(b)
Total Metals & Mining				3,559,494
Paper & Forest Products — 1.4%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	305,000	345,698
Empresas CMPC SA, Notes	4.750%	1/19/18	230,000	221,927	(b)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	140,000	149,800	(b)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	160,000	158,571	(b)
Total Paper & Forest Products				875,996
Total Materials				4,803,520
Telecommunication Services — 7.6%
Diversified Telecommunication Services — 4.7%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	335,000	319,925	(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	50,000	47,625	(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	1,077,000	1,041,998	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	200,000	187,680	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	230,000	222,870	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	610,000	674,050	(b)
Vimpel Communications, Notes	6.493%	2/2/16	200,000	207,260	(b)
VIP Finance Ireland Ltd. For OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	240,000	261,093	(b)
Total Diversified Telecommunication Services				2,962,501
Wireless Telecommunication Services — 2.9%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	219,260
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000	103,632
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	200,000	221,000	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	1,230,000	1,322,250	(b)
Total Wireless Telecommunication Services				1,866,142
Total Telecommunication Services				4,828,643

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	17

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 2.5%
Electric Utilities — 1.6%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	400,000	$444,000	(b)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	180,000	194,850	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	340,000	385,050	(b)
Total Electric Utilities				1,023,900
Independent Power Producers & Energy Traders —0.5%
Colbun SA, Senior Notes	6.000%	1/21/20	200,000	201,522	(b)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	100,855	(b)
Total Independent Power Producers & Energy Traders				302,377
Multi-Utilities — 0.4%
E-CL SA, Notes	5.625%	1/15/21	160,000	157,623	(b)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	100,000	113,499	(b)
Total Multi-Utilities				271,122
Total Utilities				1,597,399
Total Corporate Bonds & Notes (Cost — $24,811,889)				25,415,332
Total Investments before Short-Term Investments (Cost — $58,596,193)				59,218,781
Short-term Investments — 3.4%
U.S. Government Agencies — 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $19,991)	0.240%	5/9/11	20,000	19,997	(c)(d)
Repurchase Agreements — 3.3%
Morgan Stanley tri-party repurchase agreement dated 2/28/11; Proceeds at maturity - $2,106,009; (Fully collateralized by U.S. government agency obligations, 5.875% due 3/21/11; Market value — $2,148,916) (Cost — $2,106,000)	0.150%	3/1/11	2,106,000	2,106,000
Total Short-Term Investments (Cost — $2,125,991)				2,125,997
Total Investments — 96.9% (Cost — $60,722,184#)				61,344,778
Other Assets in Excess of Liabilities — 3.1%				1,973,819
Total Net Assets — 100.0%				$63,318,597

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Rate shown represents yield-to-maturity.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $60,865,540.

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Western Asset Emerging Markets Debt Portfolio

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	19

Statement of assets and liabilities

February 28, 2011

Assets:
Investments, at value (Cost — $60,722,184)	$61,344,778
Foreign currency, at value (Cost — $47,607)	48,013
Cash	497
Interest receivable	1,032,726
Receivable for Fund shares sold	1,014,929
Receivable for securities sold	242,767
Unrealized appreciation on forward foreign currency contracts	10,663
Receivable from broker — variation margin on open futures contracts	875
Prepaid expenses	38,411
Total Assets	63,733,659

Liabilities:
Payable for securities purchased	270,115
Payable for Fund shares repurchased	51,385
Investment management fee payable	26,478
Unrealized depreciation on forward foreign currency contracts	4,630
Distribution fees payable	581
Swaps, at value (net premium received — $0)	370
Trustees' fees payable	30
Accrued expenses	61,473
Total Liabilities	415,062
Total Net Assets	$63,318,597

Net Assets:
Par value (Note 7)	$120
Paid-in capital in excess of par value	65,382,133
Undistributed net investment income	521,901
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(3,224,642)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	639,085
Total Net Assets	$63,318,597

Shares Outstanding:
ClassA	186,934
ClassC	138,842
ClassI	11,655,621

Net Asset Value:
ClassA	$5.30
ClassC*	$5.29
ClassI	$5.28
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 4.25%)	$5.54

*	Redemption, price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Statement of operations

For the Year Ended February 28, 2011

Investment Income:
Interest	$2,424,664
Less: Foreign taxes withheld	(4,896)
Total Investment Income	2,419,768

Expenses:
Investment management fee (Note 2)	266,871
Registration fees	70,337
Audit and tax	45,639
Shareholder reports	20,476
Transfer agent fees (Note 5)	18,037
Custody fees	8,937
Legal fees	7,798
Distribution fees (Notes 2 and 5)	2,404
Insurance	1,232
Trustees' fees	96
Miscellaneous expenses	3,638
Total Expenses	445,465
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(104,555)
Compensating balance arrangements (Note 1)	(189)
Net Expenses	340,721
Net Investment Income	2,079,047

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	185,694
Futures contracts	51,336
Foreign currency transactions	(25,299)
Net Realized Gain	211,731
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	110,820
Futures contracts	(10,393)
Swap contracts	2,149
Foreign currencies	6,581
Change in Net Unrealized Appreciation (Depreciation)	109,157
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	320,888
Increase in Net Assets from Operations	$2,399,935

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	21

Statement of changes in net assets

For the Years Ended February 28,	2011	2010

Operations:
Net investment income	$2,079,047	$1,058,715
Net realized gain (loss)	211,731	(3,219,065)
Change in net unrealized appreciation (depreciation)	109,157	7,281,361
Increase in Net Assets From Operations	2,399,935	5,121,011

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,732,224)	(700,000)
Decrease in Net Assets From Distributions to Shareholders	(1,732,224)	(700,000)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	49,564,907	4,132,623
Reinvestment of distributions	922,734	690,768
Cost of shares repurchased	(6,082,609)	(10,708,486)
Increase (Decrease) in Net Assets From Fund Share Transactions	44,405,032	(5,885,095)
Increase (Decrease) in Net Assets	45,072,743	(1,464,084)

Net Assets:
Beginning of year	18,245,854	19,709,938
End of year*	$63,318,597	$18,245,854
* Includes undistributed net investment income of:	$521,901	$58,187

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2011	2010[2]

Net asset value, beginning of year	$4.93	$4.94

Income (loss) from operations:
Net investment income	0.29	0.04
Net realized and unrealized gain (loss)	0.24	(0.05)
Total income (loss) from operations	0.53	(0.01)

Less distributions from:
Net investment income	(0.16)	—
Total distributions	(0.16)	—

Net asset value, end of year	$5.30	$4.93
Total return[3]	10.67%	(0.20)%

Net assets, end of year (000s)	$991	$105

Ratios to average net assets:
Gross expenses	1.57%	1.56%[4]
Net expenses[5,6,7]	1.25	1.25 [4]
Net investment income	5.40	5.74 [4]

Portfolio turnover rate	21%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 13, 2010 (commencement of operations) to February 28, 2010.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2011[2]

Net asset value, beginning of period	$5.40

Income (loss) from operations:
Net investment income	0.13
Net realized and unrealized loss	(0.11)
Total income from operations	0.02

Less distributions from:
Net investment income	(0.13)
Total distributions	(0.13)

Net asset value, end of period	$5.29
Total return[3]	0.41%

Net assets, end of period (000s)	$735

Ratios to average net assets:
Gross expenses[4]	1.81%
Net expenses[4,5,6,7]	1.70
Net investment income[4]	4.88

Portfolio turnover rate	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 2, 2010 (commencement of operations) to February 28, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1,2]	2011	2010	2009	2008[3]	2007[4]

Net asset value, beginning of year	$4.93	$ 3.51	$ 4.90	$ 4.94	$ 6.39

Income (loss) from operations:
Net investment income	0.31	0.32	0.32	0.32	0.35
Net realized and unrealized gain (loss)	0.23	1.31	(1.31)	0.02	0.03
Total income (loss) from operations	0.54	1.63	(0.99)	0.34	0.38

Less distributions from:
Net investment income	(0.19)	(0.21)	(0.36)	(0.30)	(0.64)
Net realized gains	—	—	(0.04)	(0.08)	(1.19)
Total distributions	(0.19)	(0.21)	(0.40)	(0.38)	(1.83)

Net asset value, end of year	$5.28	$4.93	$3.51	$4.90	$4.94
Total return[5]	11.00%	46.61%	(20.67)%	6.99%	6.45%

Net assets, end of year (000s)	$61,593	$18,141	$19,710	$29,124	$19,652

Ratios to average net assets:
Gross expenses	1.24%	1.95%	1.21%	1.34%	1.33%[6]
Net expenses[7,8]	0.95 [9]	0.95 [9]	0.75 [10]	0.75 [10]	0.76 [6,10]
Net investment income	5.85	7.03	7.48	6.38	5.77

Portfolio turnover rate	21%	62%	35%	71%	100%

[1]	Effective June 11, 2008, existing shares of the Fund were redesignated Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the year ended February 29, 2008.

[4]	For a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 0.74%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets did not exceed 0.75%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Portfolio (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$33,803,449	—	$33,803,449
Corporate bonds & notes	—	25,415,332	—	25,415,332
Total long-term investments	—	$59,218,781	—	$59,218,781
Short-term investments†	—	2,125,997	—	2,125,997
Total investments	—	$61,344,778	—	$61,344,778
Other financial instruments:
Futures contracts	$9,677	—	—	9,677
Forward foreign currency contracts	—	10,663	—	10,663
Total other financial instruments	$9,677	$10,663	—	$20,340
Total	$9,677	$61,355,441	—	$61,365,118

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$4,630	—	$4,630
Interest rate swaps‡	—	370	—	370
Total	—	$5,000	—	$5,000

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	27

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in securities	Corporate Bonds & Notes
Balance as of February 28, 2010	—
Accrued premiums/discounts	—
Realized gain (loss)	$(74,159)
Change in unrealized appreciation (depreciation)	144,872
Net purchases (sales)	(285,857)
Transfers into Level 3	215,144
Transfers out of Level 3	—
Balance as of February 28, 2011	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2011	—

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

28	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

(d) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	29

swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the year ended February 28, 2011 see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or

30	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Other risks. Consistent with its objective to seek to maximize total return, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	31

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 28, 2011, the Fund held forward foreign currency contracts and interest rate swaps with credit related contingent features which had a liability position of $5,000. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. The Fund did not post any collateral for its swap transactions.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Beginning March 31, 2011, the Fund’s distribution of net investment income to shareholders, if any, is made on a quarterly basis.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2011, no provision for

32	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$116,891	$(116,891)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C and I shares did not exceed 1.25%, 1.70% and 0.95%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended February 28, 2011, fees waived and/or expenses reimbursed amounted to $104,555.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	33

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2011, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the year ended February 28, 2011, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$49,369,033	—
Sales	6,724,890	$401,228

At February 28, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,467,940
Gross unrealized depreciation	(988,702)
Net unrealized appreciation	$479,238

At February 28, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-year notes	8	6/11	$942,698	$952,375	$9,677

34	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

At February 28, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	Citibank N.A.	1,361,200	$805,956	5/16/11	$5,956
Brazilian Real	JPMorgan Chase	380,588	225,343	5/16/11	343
Russian Ruble	JPMorgan Chase	8,865,000	304,364	6/15/11	4,364
					10,663
Contracts to Sell:
Euro	JPMorgan Chase	259,000	357,349	3/15/11	(4,630)
Net unrealized gain on open forward foreign currency contracts					$6,033

At February 28, 2011, the Fund held the following swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc.	$260,146	1/2/12	BRL-CDI	10.560%	—	$(2)	*
Credit Suisse First Boston Inc.	408,489	1/2/12	BRL-CDI	10.510%	—	(368)	*
Total	$668,635				—	$(370)

†	Percentage shown is an annual percentage rate.

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$9,677	—	$9,677
Forward foreign currency contracts	—	$10,663	10,663
Total	$9,677	$10,663	$20,340

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Swap contracts[3]	$370	—	$370
Forward foreign currency contracts	—	$4,630	4,630
Total	$370	$4,630	$5,000

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	35
[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$51,336	—	$51,336
Forward foreign currency contracts	—	$3,380	3,380
Total	$51,336	$3,380	$54,716

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(10,393)	—	$(10,393)
Swap contracts	2,149	—	2,149
Forward foreign currency contracts	—	$5,889	5,889
Total	$(8,244)	$5,889	$(2,355)

During the year ended February 28, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$140,227
Forward foreign currency contracts (to sell)	202,704
Futures contracts (to buy)	1,008,591
Average Notional Balance
Interest rate swap contracts	$668,635

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a distribution fee with respect to its Class A and C shares calculated at the annual rate of 0.25% and 0.70% of the average daily net assets of each respective class. Distribution fees are accrued and paid monthly.

36	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

For the year ended February 28, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$956	$683
Class C1	1,448	18
Class I	—	17,336
Total	$2,404	$18,037

[1]	For the period September 2, 2010 (commencement of operations) through February 28, 2011.

For the year ended February 28, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$1,242
Class C1	233
Class I	103,080
Total	$104,555

[1]	For the period September 2, 2010 (commencement of operations) through February 28, 2011.

6. Distributions to shareholders by class

	Year Ended February 28, 2011		Year Ended February 28, 2010
Net Investment Income:
Class A	$24,522		—	[1]
Class C	17,078	[2]	—
Class I	1,690,624		$700,000
Total	$1,732,224		$700,000

[1]	For the period January 13, 2010 (commencement of operations) to February 28, 2010.

[2]	For the period September 2, 2010 (commencement of operations) to February 28, 2011.

7. Shares of beneficial interest

At February 28, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	37

Transactions in shares of each class were as follows:

	Year Ended February 28, 2011				Year Ended February 28, 2010
	Shares		Amount		Shares		Amount
Class A
Shares sold	196,827		$1,082,888		21,255	†	$105,000	†
Shares issued on reinvestment	4,529		23,994		—	†	—	†
Shares repurchased	(35,677)		(189,329)		—	†	—	†
Net increase	165,679		$917,553		21,255	†	$105,000	†

Class C
Shares sold	171,254	‡	$939,192	‡	—		—
Shares issued on reinvestment	3,222	‡	17,078	‡	—		—
Shares repurchased	(35,634)	‡	(189,485)	‡	—		—
Net increase	138,842	‡	$766,785	‡	—		—

Class I*
Shares sold	8,882,113		$47,542,827		835,834		$4,027,623
Shares issued on reinvestment	167,949		881,662		143,016		690,768
Shares repurchased	(1,073,335)		(5,703,795)		(2,918,004)		(10,708,486)
Net increase (decrease)	7,976,727		$42,720,694		(1,939,154)		$(5,990,095)

†	For the period January 13, 2010 (commencement of operations) to February 28, 2010.

‡	For the period September 2, 2010 (commencement of operations) to February 28, 2011.

*	Effective June 11, 2008, existing shares of the Fund were redesignated as Class I shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$1,732,224	$700,000

As a February 28, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$583,784
Capital loss carryforward*	(3,024,360)
Other book/tax temporary differences(a)	(118,809)
Unrealized appreciation (depreciation)(b)	495,729
Total accumulated earnings (losses) — net	$(2,063,656)

*	During the taxable year ended February 28, 2011, the Fund utilized $251,335 of its capital loss carryforward available from prior years. As of February 28, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/28/2018	$(3,024,360)

This amount will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment

38	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, unrealized gains on certain futures and foreign currency contracts, the deferral of post-October capital losses for the tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”) a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	39

funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the

40	Western Asset Emerging Markets Debt Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending February 28, 2012.

Western Asset Emerging Markets Debt Portfolio 2011 Annual Report	41

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Emerging Markets Debt Portfolio, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Debt Portfolio as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 14, 2011

42	Western Asset Emerging Markets Debt Portfolio

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Emerging Markets Debt Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as

Western Asset Emerging Markets Debt Portfolio	43

the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadvisers’ risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadvisers’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against

44	Western Asset Emerging Markets Debt Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as emerging markets debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2010 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional funds (including the Fund) classified as emerging markets debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was slightly above the median and its Actual Management Fee was below the median. The Board noted that the Fund’s actual total

Western Asset Emerging Markets Debt Portfolio	45

expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not have breakpoints, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by other funds in the expense group at all asset levels, and that the Fund’s Actual Management Fee is below the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

46	Western Asset Emerging Markets Debt Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Emerging Markets Debt Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Western Asset Emerging Markets Debt Portfolio	47

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

48	Western Asset Emerging Markets Debt Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Western Asset Emerging Markets Debt Portfolio	49

Independent Trustees cont’d
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

50	Western Asset Emerging Markets Debt Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 165 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Emerging Markets Debt Portfolio	51

Additional Officers cont’d
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

52	Western Asset Emerging Markets Debt Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
David Castano Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset

Emerging Markets Debt Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Emerging Markets Debt Portfolio

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX010879 4/11 SR11-1356

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2010 and February 28, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $199,900 in 2010 and $201,200 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $26,250 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: April 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: April 27, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: April 27, 2011